                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2007

Item 1. REPORT TO SHAREHOLDERS.

Worldwide Insurance Trust

  WORLDWIDE HARD ASSETS FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of June 30, 2007, and are subject to change.

Worldwide Hard Assets Fund

Dear Shareholder:

We are pleased to report that the Initial Class shares of Van Eck Worldwide Hard Assets Fund gained 23.34% for the six months ended June 30, 2007. The Fund outperformed its benchmark Standard & Poor’s (S&P) GSSI Natural Resources (SPGSSINR) Index1, which rose 18.36% for the period. The CRB Index2, a measure of the performance of underlying commodities markets, rose 2.76% . In addition to the Fund’s strong performance relative to commodity-related indices, it also offered diversification benefits in the form of low correlation to traditional financial markets. The domestic U.S. equity market, as measured by the S&P 500 Index3, gained 6.96% for the six-month period.

Worldwide Hard Assets Fund’s strong performance for the six months can be largely attributed to stock selection within a broad mix of hard assets sectors. The Fund’s positions in the base metals and energy sub-sectors contributed most to its relative results. The Fund is a flexible, actively managed portfolio and, in contrast to passively managed index funds, employs a disciplined investment process that seeks to identify companies with superior growth potential. The Fund further distinguishes itself from its peers by investing in different natural resources sectors across several geographic regions. We firmly believe that a diversified investment style can potentially limit volatility in comparison with more narrowly focused funds.

Market and Economic Review

The first half of 2007 marked the continuation of a multi-year run for commodities and related equities. The major factors driving the global hard assets market over the six month period included energy commodity prices, speculation on and actual merger and acquisition activity, a weak U.S. dollar relative to major world currencies, and news or lack thereof regarding the timing and direction of the Federal Reserve Board’s (the Fed’s) next policy moves. As it turned out, the Fed kept its targeted federal funds rate unchanged through the period based on its view that the U.S. economy was still growing at an acceptable rate and that inflation was still too high for comfort. As the news flow behind each of these factors fluctuated over the period, so, too, did commodity prices and the performance of the various hard assets sub-sectors.

Energy
Crude oil and natural gas prices rose over the six months by 15.77% and 7.53%, respectively. Indeed, oil prices, which had touched a low of $51 per barrel in late January rose to more than $65 barrel by the end of April and then broke the $70 per barrel milestone in June for the first time since August 2006. In the early months of the year, frigid temperatures in the Northeastern U.S. and unseasonably cool temperatures in March helped to keep heating demand, and natural gas prices, high. Although the mid-spring saw some short-term weakness among the energy commodities, ongoing concerns about geopolitical conditions and strong global demand played major roles in keeping prices high for the period overall. The generally upward trend in oil prices was amplified late in the period by anticipation of the summer driving season.

Energy stocks, particularly those of oil services and refining companies, benefited from rising energy commodity prices over the period. A further boost to stock prices in the energy sub-sector came from strong merger and acquisition activity, with the Master Limited Partnership (MLP) structure taking the energy sector by storm, especially during the second quarter, as it offered an attractive financial engineering alternative.

Precious Metals
For the six-month period, gold bullion prices advanced $12.95 per ounce, or 2.03%, to close on June 30, 2007 at $649.65 per ounce. It was, however, a volatile advance, as the gold market weathered two sharp declines in 2007 to date. The first came in early January when gold registered its low for the period of $602 per ounce. Metals markets in general, led by copper, suffered a correction. The second was in late February when the global equity markets experienced a sell-off sparked by a sharp drop in Chinese stocks. After each decline, gold bullion prices rallied back to nearly test the $700 per ounce level.

While advancing modestly for the semi-annual period, the gold market essentially moved sideways in the first half of the year, with gold bullion prices

Worldwide Hard Assets Fund

spending most of the time in a range between $640 and $690 per ounce. The value of the U.S. dollar was the main driver of the gold bullion price, as the U.S. Dollar Index (DXY)4 started to decline in January. Gold bullion prices peaked at $694 per ounce in late April at the same time the DXY was making two-year lows. Since posting its lows, the DXY rebounded somewhat, and gold bullion traded off to the $650 per ounce level. Supply/demand fundamentals were also favorable to gold bullion prices during the first half of the year. Silver prices were unsteady during the six months, advancing 3.64% for the first quarter before trending lower to end the period down 3.80% .

Gold equities overall did not keep pace with the precious metal during the first half of the year. While the gold bullion price has more than doubled from its cycle lows, higher costs for steel, chemicals, equipment and labor have resulted in a subdued profit outlook for many gold producers. As these companies revised their cost and capital expenditure requirements early in the year, the market had to come to grips with their higher cost estimates, and share prices overall suffered. As with any industry, some companies are having a tougher time of controlling costs than others. Unfortunately, the worst performers garner the most attention, which reflects negatively on the entire industry.

Industrial Metals
Industrial metals prices were volatile through the first half of the year, driven primarily by supply and demand speculation. Base metals markets started the year in negative territory, as deteriorating fundamentals led to rising inventories. However, in February, March and April, base metals prices rose, boosted in part by data from China and other emerging markets suggesting strong demand and in part by strong merger and acquisition activity. Results in May were weaker, as inventories began to rise and it became apparent that China was making use of cheaper alternatives to some metals. Base metals did, however, appear to be on a moderate rebound in June. Copper prices led the way among the industrial metals, soaring 21.01% for the semi-annual period overall. Nickel and aluminum prices lagged.

Paper and Forest Products
A number of factors applied pressure to the paper and forest products sub-sector. While companies generally performed well based on announced mergers and acquisitions, European paper and related products manufacturers remained exposed to a challenging industry environment characterized by overcapacities and subsequent pressure on prices. Forest products companies, especially those in North America, were hampered by log export restrictions, the risk of further increases in labor costs, and a weak housing market that cut into product demand.

Real Estate
The new year began well for real estate companies, driven in part by the proposed and then actual cash acquisition of Equity Office Properties Trust by Blackstone Group. However, this semi-annual period as a whole marks the first time in which real estate investments lagged the general stock market after seven consecutive years of outperformance. Following such an extended rally, rising interest rates and declining profits from real estate both in the U.S. and abroad were the primary factors behind the correction. Asian real estate stocks were by far the strongest of the three major real estate regions for the period, with performance of its countries positive across the board. North American and European real estate stocks, on the other hand, lost ground. In North America, Canadian stocks pushed ahead strongly, but U.S. REITs were particularly weak, impacted by turmoil in the subprime mortgage market, slower sales of new and existing homes and low housing starts. Within Europe, the major markets of the Netherlands and France each managed to generate gains, though the U.K. and Swedish markets dragged down the region. That said, real estate companies in general and REITs in particular continued to benefit from strong demand, healthy growth and income fundamentals, and brisk merger and acquisition activity within the sector across all three major real estate regions. Among the asset class’ sub-sectors, regional mall and central business district-focused office REITs posted the strongest gains for the six-month period; storage and suburban-focused office REITs lagged on a relative basis.

Worldwide Hard Assets Fund

Agricultural Products
Agricultural markets struggled for much of the period. Wheat prices drove down agricultural commodity returns overall in January, even though corn and soybean markets were strong for the month. Agricultural markets then rose in February, as low inventories combined with potential weather uncertainty to drive returns from this sub-sector higher. In March, agricultural commodities fell sharply on the final day of the month, as the Department of Agriculture Planting Intentions report showed a higher-than-anticipated figure for corn acreage to be planted. Agricultural markets continued to struggle during April, but were the best-performing commodity sub-sector in May; as concerns that dry weather in key growing regions could reduce crop yields drove prices higher. In June, corn prices dropped again, bringing total movement for the six months to a dramatic decline of 17.92% .

Fund Review
Energy Holdings
We continued to place a heavy emphasis on the energy sector during the first half of 2007, which proved prudent as the sub-sector was the greatest contributor to the Fund’s relative returns for the six-month period. Due primarily to appreciation, the Fund ended June with a 70.8% allocation to the sector compared to 54.2% at the end of December 2006.

Standouts for the period included two U.S. oil refiners—Valero Energy (2.4% of Fund net assets as of June 30) and Frontier Oil (1.5% of Fund net assets). Both of these companies saw their shares advance on improved refining margins and record profits. Frontier Oil also benefited from a particularly strong refining environment in the region in which it operates, its ability to process heavy crudes, and speculation that it may be a merger and acquisition target. We took some profits in Valero Energy during the period, though it remained one of the Fund’s top ten holdings at the end of June. Another strong performer for the Fund as well as another of the Fund’s top ten holdings was U.S. energy services company McDermott International (2.6% of Fund net assets). McDermott International’s shares rose on better-than-expected earnings, ongoing strength in infrastructure-related companies and higher crude oil prices. During the period, we eliminated the Fund’s position in U.S. oilfield services company Baker Hughes, taking profits after its shares advanced on stronger-than-expected earnings.

Performance detractors included U.S. oil and gas exploration and production company Delta Petroleum (0.6% of Fund net assets), whose stock dropped due primarily to weak corporate earnings. A secondary offering by Delta Petroleum, i.e. the sale of a large block of outstanding stock previously issued to the public, also weighed on its shares during the period. Positions in U.S. oil and gas producer Newfield Exploration (2.3% of Fund net assets) and U.S. energy services giant Halliburton (eliminated during the six-month period) also disappointed.

Precious Metals Holdings
Three key stock selection strategies buoyed the Fund’s results within the gold sector. First, our management team attempted to position the Fund’s precious metal holdings to take advantage of robust merger and acquisition activity by monitoring relative valuation and corporate strategies. Second was our constant search for attractively-priced small-cap or "junior" mining companies with development projects that have the potential to expand. Third, the Fund’s South African gold stocks struggled during the semi-annual period, but prudently, we reduced the Fund’s exposure to these stocks. This, combined with the negative returns generated by gold mining companies overall, resulted in a decrease in the Fund’s allocation to precious metals from 17.9% at the start of the year to 10.8% at June 30.

Top contributors to the Fund’s performance within precious metals included Australia’s Lihir Gold (1.9% of Fund net assets). Encouragingly, Lihir Gold undertook a major financial restructuring, raising nearly $1 billion in equity to pay down debt, close its hedge book and fund expansion at its world-class Lihir mine in Papua New Guinea. Lihir Gold raised this equity through a rights offering in which existing shareholders were offered shares at a 31.5% discount to markets. Canada’s Kinross Gold (1.6% of Fund net assets) and Silver Wheaton (0.4% of Fund net assets) struggled as precious metals prices weakened, but the Fund’s positioning in these stocks contributed positively to its relative results.

Conversely, detractors from the Fund’s performance included Canada’s Goldcorp, Australia’s Newcrest

Worldwide Hard Assets Fund

Mining, and Canada’s Agnico-Eagle Mines (1.3%, 0.0% and 2.2% of Fund net assets, respectively). Goldcorp struggled during the first half of 2007 following a stellar 2006.

The company had to deal with some protests at a development property in Mexico as well as volatility in gold bullion prices. Also, the market was still digesting its merger with the U.S.’ Glamis Gold. Newcrest Mining, Australia’s biggest gold miner, saw its share price fall as it cut reserves estimates at its Telfer Mine in Australia. Telfer is a large mine that has been plagued for some time now by start-up problems, so the reserve adjustment came as more unwelcome news. Agnico-Eagle Mines saw its shares decline after it launched a bid for fellow Canadian Cumberland Resources at a 25.1% premium to market.

Industrial Metals Holdings
Industrial metals was the second-strongest contributor to the Fund’s performance for the six months, with steel companies playing a leading role. Indeed, the three top-contributing Fund holdings among industrial metals came from the steel industry. These included U.S.-based AK Steel, whose shares rose on news of the settlement of a strike at its largest mill, continued operational improvement, rebounding steel prices and robust merger and acquisition activity within the steel sector. Also benefiting from positive trends in the sub-sector and contributing to returns were Brazil-based Cia Vale do Rio Doce (CVRD) and the Netherlands’ Arcelor Mittal Steel (1.4% and 1.5% of Fund net assets, respectively). During the period, we eliminated the Fund’s position in AK Steel and reduced its position in Arcelor Mittal, in each case taking profits. In so doing, we reduced the Fund’s exposure to industrial metals overall from 14.8% at yearend 2006 to 8.0% at June 30, 2007.

Of course, not all industrial metals stocks performed well. Detracting from the Fund’s relative results during the period were Canada’s SXR Uranium One (1.0% of Fund net assets), whose shares fell on lower spot uranium prices and questions over a recent company acquisition. Positions in the U.K.’s Xstrata (eliminated during this period) and Canada’s Miramar Mining (0.3% of Fund net assets) also hurt the Fund’s first-half performance.

Paper and Forest Product Holdings
The Fund’s position in paper and forest products increased slightly over the six months, though it remained a small allocation within the portfolio. The Fund started the year with about a 1.0% allocation, and by the end of June the Fund’s exposure stood at 1.5% . Canada’s Timberwest Forest (0.3% of Fund net assets) was the top contributor to the Fund from this sub-sector. However, U.S. pulp and paper producer Mercer International (0.3% of Fund net assets), which was the Fund’s top performer from this sub-sector in 2006, struggled in the first half of 2007 as higher fiber costs weakened its corporate earnings.

Real Estate Holdings
The real estate sector was not a primary focus for the Fund during the first half of 2007. At the end of December 2006, the Fund had an exposure to real estate of 0.5% compared to 0.2% at the end of June 2007. We continue to feel that on an absolute basis, real estate securities can offer excellent defensive diversification benefits. On a relative basis, however, we have found more attractive investment opportunities elsewhere in the hard assets spectrum. That said, the Fund’s holding in Hong Kong-based Sun Hung Kai Properties (eliminated during this period) contributed modestly but positively to its relative results, bolstered by steady pricing and strong volumes in the Hong Kong housing market.

Other Holdings
While the Fund focuses its investments on hard assets companies, it does have the option to invest a portion of its assets in other natural resource categories, such as agriculture. During the first half of 2007, such investments proved somewhat volatile. For example, shares of U.S. agricultural products giant Archer-Daniels-Midland (0.3% of Fund net assets) performed well through most of April. At that point, though, the company’s earnings weakened as did its stock price. Investors began to question the potential profitability of ADM’s ethanol business given weakening profit margins as corn prices rallied and given expectations of excess ethanol supply as additional capacity came on line. We trimmed the Fund’s position in ADM by the end of the period.

*    *    *

Worldwide Hard Assets Fund offers a diversified approach to natural resource investing and has the

Worldwide Hard Assets Fund

ability to search out the most attractive opportunities from around the globe. Even though most hard assets commodities and corresponding equity sectors were facing challenges as the semi-annual period drew to a close—crude oil and related stocks being notable exceptions—we believe there is still good value to be found in select hard asset equities, and the asset class overall remains compelling. At this writing, we are particularly constructive in our view for platinum companies, as we believe the metal’s unique demand base, driven by emissions legislation, provides a strong support platform. Two other themes central to our constructive view of the asset class are deficiencies in or lack of infrastructure, particularly in coal, and the move to Master Limited Partnerships, especially by exploration and production energy companies. We continue to believe that investments like Worldwide Hard Assets Fund can be a vital component of a globally diversified investment portfolio.

The Fund is subject to risks associated with its investments in real estate, precious metals, natural resources and other hard assets. It can be significantly affected by events relating to these industries including international political and economic developments, inflation and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors and may move independently of trends of industrialized companies. The Fund is also subject to non-diversification risk, leverage risk, illiquid securities risk, risks associated with investment in debt securities, including credit risk and interest rate risk, inflation risk and foreign securities risks including those related to adverse political and economic developments unique to a country or a region and currency fluctuations or controls. Since the Fund may invest in foreign securities, there is a risk that the value of those securities may be affected by the possibility of arbitrary action by foreign governments including the forced sale of property without adequate compensation or the imposition of prohibitive taxes. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in Van Eck Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

July 25, 2007

Derek S. van Eck Investment Team Member	Charles T. Cameron Investment Team Member	Joseph M. Foster Investment Team Member	Samuel R. Halpert Investment Team Member

Geoffrey R. King Investment Team Member	Gregory F. Krenzer Investment Team Member	Charl P. de M. Malan Investment Team Member	Shawn Reynolds Investment Team Member

Worldwide Hard Assets Fund

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All reference to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1The S&P GSSI Natural Resources Index (SPGSSINR) includes mining, energy, paper and forest products, and plantation-owning companies.

2The CRB/Reuters Futures Prices (CRB) Index is an equal-weighted geometric average of commodity price levels relative to the base year average price.

3The S&P (Standard & Poor’s) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

4The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

Worldwide Hard Assets Fund

Geographical Weightings
as of June 30, 2007*
(unaudited)

Sector Breakdown* as of
June 30, 2007 (unaudited)

Energy	70.8%
Precious Metals.	10.8%
Industrial Metals	8.0%
Chemicals	4.4%
Paper And Forest	1.5%
Capital Goods	0.9%
Consumer Goods	0.9%
Consumer Durables	0.4%
Agriculture	0.3%
Real Estate	0.2%
Exchange-Traded Fund.	0.9%
Cash/Equivalents	0.9%

*	Percentage of net assets. Portfolio is subject to change.

Worldwide Hard Assets Fund

Top Ten Equity Holdings as of June 30, 2007* (unaudited)

Transocean, Inc.
(U.S., 3.5%)
Transocean provides offshore contract drilling services for oil and gas wells. The Houston-based company contracts drilling rigs, related equipment and work crews that focus on deepwater and harsh environment drilling services in the U.S., the UK, Brazil, India and elsewhere.

Devon Energy Corp.
(U.S., 3.0%)
Devon Energy is an independent energy company involved in oil and gas property acquisition, exploration and production. The company operates in the Permian Basin and the Rocky Mountains, in the Gulf Coast area and offshore Gulf of Mexico, in the Western Canada Sedimentary Basin in Alberta and British Columbia and in Azerbaijan and Brazil.

Occidental Petroleum Corp.
(U.S., 2.9%)
Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer and ethylene dichloride as well as specialty chemicals. Occidental also has an interest in petrochemicals.

McDermott International, Inc.
(U.S., 2.6%)
McDermott International is a worldwide energy services company. The company and its subsidiaries provide engineering, fabrication, installation, procurement, research, manufacturing, environmental systems, project management and facility management services to a variety of customers in the energy and power industries, including the U.S. Department of Energy.

Hess Corp.
(U.S., 2.6%)
Hess and its subsidiaries explore for, produce, purchase, transport and sell crude oil and natural gas. The company also manufactures, purchases, transports and markets refined petroleum products. Hess’ exploration and production activities are located primarily in the United States, United Kingdom, Norway and Gabon.

ExxonMobil Corp.
(U.S., 2.5%)
Exxon Mobil operates petroleum and petrochemicals businesses on a worldwide basis. The company’s operations include exploration and production of oil and gas, electric power generation and coal and minerals operations. ExxonMobil also manufactures and markets fuels, lubricants and chemicals.

Celanese Corp.
(U.S., 2.4%)
Celanese is a global industrial chemicals company. Its business involves processing chemical raw materials, such as ethylene and propylene, and natural products, including natural gas and wood pulp, into chemicals and chemical-based products.

Valero Energy Corp.
(U.S., 2.4%)
Valero Energy is the largest refiner in North America and has an extensive refining system with a throughput capacity of approximately 3.3 million barrels per day. The company’s geographically diverse refining network stretches from Canada to the U.S. Gulf Coast and West Coast to the Caribbean.

XTO Energy, Inc.
(U.S., 2.3%)
XTO Energy is a natural gas producer that acquires, exploits and develops long-lived oil and gas properties. The company’s properties are all located in the United States, concentrated in Texas, Oklahoma, Kansas, New Mexico, Colorado, Arkansas, Wyoming, Louisiana and Alaska.

Apache Corp.
(U.S., 2.3%)
Apache explores for and produces natural gas, crude oil and natural gas liquids. The company has operations in North America, Egypt, Western Australia, Poland and the People’s Republic of China.

*Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com.

Worldwide Hard Assets Fund

Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 to June 30, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2007 -
		January 1, 2007	June 30, 2007	June 30, 2007
Initial Class	Actual	$1,000.00	$1,233.40	$5.76
	Hypothetical**	$1,000.00	$1,019.64	$5.21
Class R1	Actual	$1,000.00	$1,233.10	$5.81
	Hypothetical**	$1,000.00	$1,019.59	$5.26
Class S	Actual	$1,000.00	$1,230.20	$6.64
	Hypothetical**	$1,000.00	$1,018.84	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2007) of 1.04% on Initial Class Shares, 1.05% on Class R1 Shares and 1.20% on Class S Shares, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one- half year period)
**	Assumes annual return of 5% before expenses

Worldwide Hard Assets Fund

Schedule of Investments June 30, 2007 (unaudited)

Number
of Shares		Value
COMMON STOCKS: 98.2%
Argentina: 0.2%
228,400	Trefoil Ltd. (NOK) * †	$ 1,433,080
Australia: 4.3%
795,108	Aviva Corp. Ltd. * #	242,480
2,254,000	Iluka Resources Ltd. † #	11,748,192
7,087,999	Lihir Gold Ltd. * † #	18,191,268
107,379	NGM Resources Ltd. * #	72,626
128,000	Rio Tinto Ltd. †	10,677,436
		40,932,002
Brazil: 2.3%
307,000	Cia Vale do Rio Doce (ADR)	13,676,850
67,000	Petroleo Brasileiro S.A. (ADR)	8,125,090
		21,801,940
Canada: 16.3%
556,000	Agnico-Eagle Mines
	Ltd. (USD)	20,294,000
42,500	Agnico-Eagle Mines Ltd.
	(USD) Warrants ($19.00,
	exp. 11/7/07)*	760,325
56,200	Alcan, Inc.	4,569,060
1,614,800	Brazilian Resources, Inc. * #	0
96,600	CIC Energy Corp. * R	1,518,939
80,000	FNX Mining Co., Inc. *	2,434,734
534,152	Goldcorp, Inc. (USD)	12,654,061
202,000	Killam Properties, Inc. *	1,754,048
211,855	Kinross Gold Corp. *	2,464,102
1,096,500	Kinross Gold Corp. (USD) *	12,807,120
732,000	Miramar Mining Corp. *	3,167,820
283,000	Monsanto Co.	19,113,820
720,000	Northern Orion Resources, Inc. *	4,102,699
536,000	Northern Orion Resources, Inc.
	Warrants (CAD 2.00,
	expiring 5/29/08) * R	2,103,243
910,800	OPTI Canada, Inc. *	19,425,840
99,000	Penn West Energy Trust †	3,310,378
14,800	Petrolifera Petroleum Ltd. *	236,744
968,900	Petrolifera Petroleum Ltd. * R	15,498,762
330,000	Silver Wheaton Corp. * †	3,900,211
27,200	Suncor Energy, Inc.	2,450,234
124,800	Suncor Energy, Inc. (USD)	11,222,016
351,600	SXR Uranium One, Inc. *	4,478,960
363,400	SXR Uranium One, Inc. * R	4,629,278
146,600	Timberwest Forest Corp.	2,477,165
11,300	Timberwest Forest Corp. R	190,941
		155,564,500
France: 1.9%
222,000	Total S.A. (ADR)	17,977,560
Indonesia: 0.0%
165,000	Medco Energi Internasional
	Tbk PT #	64,521

Number
of Shares		Value
Netherlands: 1.5%
229,500	Arcelor Mittal (USD) †	$ 14,320,800
Norway: 2.2%
967,498	Seadrill Ltd. * #	20,755,498
South Africa: 0.4%
410,000	Exxaro Resources Ltd. #	3,848,006
United Kingdom: 2.4%
88,000	Lonmin PLC * #	7,064,625
728,100	Randgold Resources Ltd.
	(ADR)	16,156,539
		23,221,164
United States: 66.7%
969,700	Alpha Natural Resources,
	Inc. * †	20,160,063
244,300	American Commercial
	Lines, Inc.	6,364,015
145,400	Anadarko Petroleum Corp.	7,559,346
271,000	Apache Corp.	22,110,890
97,380	Archer-Daniels-Midland Co.	3,222,304
434,700	Bois d’ Arc Energy, Inc. * †	7,402,941
592,200	Celanese Corp.	22,965,516
156,200	Complete Production
	Services, Inc. *	4,037,770
82,500	ConAgra Food, Inc.	2,215,950
701,200	Darling International, Inc. †	6,408,968
303,564	Delta Petroleum Corp. * †	6,095,565
363,000	Devon Energy Corp.	28,419,270
195,000	Diamond Offshore Drilling,
	Inc. †	19,804,200
528,000	Ellora Oil & Gas, Inc. * # R	6,387,850
283,000	ExxonMobil Corp.	23,738,040
221,000	FMC Technologies, Inc. *	17,507,620
319,400	Frontier Oil Corp.	13,980,138
262,000	Global SantaFe Corp.	18,929,500
413,700	Hess Corp.	24,391,752
290,800	Hexcel Corp. * †	6,127,156
104,000	Kaiser Aluminum Corp * †	7,579,520
212,421	KGEN Power Corp. * # R	4,334,982
300,000	McDermott International, Inc. *	24,936,000
260,102	Mercer International, Inc. * †	2,653,040
383,000	Mirant Corp. *	16,334,950
456,300	Nabors Industries Ltd. *	15,231,294
120,472	National Oilwell Varco, Inc. *	12,558,001
480,000	Newfield Exploration Co. *	21,864,000
315,600	NRG Energy, Inc. *	13,119,492
470,000	Occidental Petroleum Corp.	27,203,600
50,400	Oil States International, Inc. *	2,083,536
286,000	Quicksilver Resources, Inc. * †	12,749,880
515,800	Range Resources Corp.	19,296,078
534,000	Reliant Energy, Inc. *	14,391,300
217,000	Schlumberger Ltd.	18,431,980

See Notes to Financial Statements

Worldwide Hard Assets Fund

Schedule of Investments June 30, 2007 (unaudited) (continued)

Number
of Shares		Value
United States (continued)
461,700	Southwestern Energy Co. *	$ 20,545,650
274,000	Sunoco, Inc.	21,832,320
149,000	Teton Energy Corp. *	774,800
314,000	TransOcean, Inc. *	33,277,720
202,000	Trinity Industries, Inc. †	8,795,080
310,700	Valero Energy Corp.	22,948,302
270,300	Weatherford International
	Ltd. *	14,931,372
109,200	Weyerhaeuser Co.	8,619,156
369,400	XTO Energy, Inc.	22,200,940
		634,521,847
Total Common Stocks
(Cost: $674,446,372)		934,440,918
EXCHANGE TRADED FUND: 0.9%
United States: 0.9%
(Cost: $7,215,929)
400,000	PowerShares Global
	Water Portfolio ETF	8,368,000

	Principal
	Amount
REPURCHASE
AGREEMENT: 7.9%
State Street Bank & Trust Co.,
4.30% (dated 6/29/07,
due 7/2/07, repurchase
price $75,470,034,
collateralized by $77,215,000
Federal Home Loan Bank,
3.75%, due 8/15/08 with
a value of $76,953,627)
(Cost: $75,443,000)	$75,443,000	75,443,000
Total Investments Before
Collateral for Securities
Loaned: 107.0%
(Cost: $757,105,301)		1,018,251,918

	Number
	of Shares
SHORT TERM INVESTMENT
HELD AS COLLATERAL FOR
SECURITIES LOANED: 12.2%
State Street Navigator Securities
Lending Prime Portfolio
(Cost: $116,105,655)	116,105,655	116,105,655
Total Investments: 119.2%
(Cost: $873,210,956)		1,134,357,573
Liabilities in excess of other
assets: (19.2)%		(182,807,226)
NET ASSETS: 100.0%		$951,550,347

	Number of
	Contracts	Value
COVERED OPTIONS
WRITTEN:
United States: 0.0%
Frontier Oil Calls
($45, expiring 7/21/2007)*
(Premiums Received: $130,975)	(718)	$ (78,980)

ADR - American Depository Receipt
CAD - Canadian Dollar
NOK - Norwegian Krone
USD - United States Dollar

* -	Non-income producing
† -	Security fully or partially on loan. Total market value of securities on loan is $112,543,308
# -	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $65,645,423, which represented 6.9% of net assets.
R -	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, these securities are considered liquid, unless otherwise noted, and the market value amounted to $34,663,995, or 3.6% of net assets.

See Notes to Financial Statements

Worldwide Hard Assets Fund

Schedule of Investments June 30, 2007 (unaudited) (continued)

Restricted securities held by the Fund are as follows:

	Acquisition	Number	Acquisition		% of
Security	Date	of Shares	Cost	Value	Net Assets
CIC Energy Corp.	2/8/07	96,600	$ 1,224,335	$ 1,518,939	0.1%
Ellora Oil & Gas Co. (a)	6/30/06	528,000	6,336,000	6,387,850	0.7
KGEN Power Corp. (a)	12/19/06	212,421	2,973,894	4,334,982	0.5
Northern Orion Resources, Inc.
Warrants (a)	5/16/03	536,000	—	2,103,243	0.2
Petrolifera Petroleum Ltd.	3/7/05 – 5/2/07	968,900	1,628,083	15,498,762	1.6
SXR Uranium One, Inc.	10/12/06	363,400	2,651,039	4,629,278	0.5
Timberwest Forest Corp.	12/9/99	11,300	90,651	190,941	0
			$14,904,002	$34,663,995	3.6%

(a) - Illiquid security

Summary of
Investments by
Industry Excluding	% of
Collateral for Securities Loaned	Investments	Value
Agriculture	0.3%	$ 3,222,304
Capital Goods	0.9	8,795,080
Chemicals	4.1	42,079,336
Consumer Goods	0.8	8,624,918
Consumer Durables	0.4	3,848,006
Energy	66.2	674,080,975
Industrial Metals	7.4	75,637,205
Paper And Forest	1.4	13,940,302
Precious Metals	10.1	102,458,744
Real Estate	0.2	1,754,048
Total Common Stocks	91.8	934,440,918
Exchange Traded Fund	0.8	8,368,000
Repurchase Agreement	7.4	75,443,000
	100.0%	$1,018,251,918

See Notes to Financial Statements

Worldwide Hard Assets Fund

Statement of Assets and Liabilities
June 30, 2007 (unaudited)

Assets:
Investments, at value (Cost $757,105,301)	$1,018,251,918
Short-term investment held as collateral for securities loaned (Cost $116,105,655)	116,105,655
Receivables:
Investments sold	4,170,166
Shares of beneficial interest sold	1,067,054
Dividends and interest	430,106
Prepaid expenses	11,544
Total assets	$1,140,036,443

Liabilities:
Payables:
Investments purchased	$68,052,334
Collateral for securities loaned	116,105,655
Capital shares redeemed	3,333,755
Written options, at value (premiums received $130,975)	78,980
Due to Adviser	709,460
Deferred Trustee fees	33,476
Accrued expenses	172,436
Total liabilities	188,486,096
NET ASSETS	$951,550,347

Initial Class Shares:
Net Assets	$840,416,372
Shares of beneficial interest outstanding	24,043,522
Net asset value, redemption and offering price per share	$34.95

Class R1 Shares:
Net Assets	$110,717,610
Shares of beneficial interest outstanding	3,168,462
Net asset value, redemption and offering price per share	$34.94

Class S Shares:
Net Assets	$416,365
Shares of beneficial interest outstanding	11,940
Net asset value, redemption and offering price per share	$34.87

Net assets consist of:
Aggregate paid in capital	$590,362,318
Unrealized appreciation of investments and foreign currency transactions	261,245,236
Accumulated net investment loss.	(1,185,014)
Undistributed net realized gain	101,127,807
$951,550,347

See Notes to Financial Statements

Worldwide Hard Assets Fund

Statement of Operations
Six Months Ended June 30, 2007 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $195,656)		$ 3,037,496
Interest		724,805
Securities lending income		99,521
Total income		3,861,822

Expenses:
Management fees	$3,794,158
Insurance	97,540
Professional fees	97,193
Trustees' fees and expenses	71,802
Custodian fees	58,616
Reports to shareholders	28,313
Interest	27,150
Transfer agent fees — Initial Class Shares	7,294
Transfer agent fees — Class R1 Shares	5,416
Transfer agent fees — Class S Shares	6,226
Distribution fees — Class S Shares	100
Other	8,905
Total expenses	4,202,713
Expenses assumed by the Advisor	(9,407)
Net expenses		4,193,306
Net investment loss		(331,484)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		101,128,877
Net realized loss on foreign currency transactions		(73,571)
Net realized gain on options		262,099
Net change in unrealized appreciation (depreciation) of investments		70,900,013
Net change in unrealized appreciation (depreciation) of foreign denominated assets,
liabilities and foreign forward currency contracts		46,624
Net realized and unrealized gain on investments		172,264,042

Net Increase in Net Assets Resulting from Operations		$171,932,558

See Notes to Financial Statements

Worldwide Hard Assets Fund

Statements of Changes in Net Assets

	Six Months	Year Ended
	Ended June 30,	December 31,
	2007	2006
	(unaudited)
Operations:
Net investment income (loss)	$ (331,484)	$ 1,118,733
Net realized gain on investments, foreign currency transactions and options	101,317,405	96,473,843
Net change in unrealized appreciation (depreciation) of investments, foreign forward
currency contracts and foreign denominated assets and liabilities	70,946,637	29,176,107
Net increase in net assets resulting from operations	171,932,558	126,768,683
Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(873,095)	(320,626)
Class R1 Shares	(116,540)	(64,624)
Class S Shares	(130)	—
	(989,765)	(385,250)
Distributions from net realized capital gains
Initial Class Shares	(85,175,310)	(27,285,301)
Class R1 Shares	(11,369,155)	(5,499,505)
Class S Shares	(12,720)	—
	(96,557,185)	(32,784,806)
Total dividends and distributions	(97,546,950)	(33,170,056)
Share transactions*:
Proceeds from sales of shares
Initial Class Shares	114,469,393	229,060,901
Class R1 Shares	17,738,936	41,870,933
Class S Shares	394,750	117,900
	132,603,079	271,049,734
Reinvestment of dividends and distributions
Initial Class Shares	86,048,405	27,605,927
Class R1 Shares	11,485,695	5,564,129
Class S Shares	12,850	—
	97,546,950	33,170,056
Cost of shares redeemed
Initial Class Shares	(69,534,362)	(119,774,045)
Class R1 Shares	(16,241,048)	(53,397,863)
Class S	(93,508)	(45,068)
Redemption fees	20,725	131,153
	(85,848,193)	(173,085,823)
Net increase in net assets resulting from capital share transactions	144,301,836	131,133,967
Total increase in net assets	218,687,444	224,732,594
Net Assets:
Beginning of period	732,862,903	508,130,309
End of period (including undistributed (accumulated) net investment income (loss) of
($1,185,014 ) and $209,806, respectively)	$951,550,347	$732,862,903
* Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	3,600,295	7,479,279
Shares reinvested	2,994,029	893,974
Shares redeemed	(2,202,550)	(4,010,145)
Net increase	4,391,774	4,363,108
Class R1 Shares:
Shares sold	545,572	1,366,603
Shares reinvested	399,781	180,186
Shares redeemed	(527,260)	(1,829,521)
Net increase	418,093	(282,732)
Class S Shares: †
Shares sold	11,887	4,153
Shares reinvested	447	—
Shares redeemed	(3,218)	(1,329)
Net increase	9,116	2,824
† The inception date of Class S Shares was May 1, 2006.

See Notes to Financial Statements

Worldwide Hard Assets Fund

Financial Highlights
For a share outstanding throughout each period:

			Initial Class Shares
	Six Months
	Ended June 30,		Year Ended December 31,
	2007		2006	2005	2004	2003	2002
	(unaudited)
Net Asset Value, Beginning of Period	$32.71		$27.73	$18.36	$14.84	$10.30	$10.69
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.01)		0.06	(0.01)	0.08	0.05	0.08
Net Realized and Unrealized Gain (Loss)
on Investments	6.69		6.64	9.45	3.50	4.54	(0.38)
Total from Investment Operations	6.68		6.70	9.44	3.58	4.59	(0.30)
Less:
Dividends from Net Investment Income	(0.05)		(0.02)	(0.07)	(0.06)	(0.05)	(0.09)
Distributions from Net Realized Capital Gains	(4.39)		(1.70)
Total Dividends and Distributions	(4.44)		(1.72)	(0.07)	(0.06)	(0.05)	(0.09)
Redemption Fees	—	(c)	— (c)	— (c)	— (c)	—	—
Net Asset Value, End of Period	$34.95		$32.71	$27.73	$18.36	$14.84	$10.30
Total Return (a)	23.34	%(e)	24.54%	51.67%	24.23%	44.78%	(2.85)%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$840,416		$642,822	$424,017	$190,206	$158,683	$97,978
Ratio of Gross Expenses to Average Net Assets	1.04	%(d)	1.13%	1.17%	1.20%	1.23%	1.23%
Ratio of Net Expenses to Average Net Assets (b)	1.04	%(d)	1.13%	1.17%	1.20%	1.24%	1.23%
Ratio of Net Investment Income (Loss) to
Average Net Assets	(0.08	)%(d)	0.17%	(0.03)%	0.54%	0.59%	0.68%
Portfolio Turnover Rate	53	%(e)	78%	52%	60%	43%	63%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, rein- vestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Excluding interest expense, the ratio would be 1.20% for the year ending December 31, 2002. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.

(c)	Amount represents less than $0.005 per share.

(d)	Annualized

(e)	Not annualized

See Notes to Financial Statements

Worldwide Hard Assets Fund

Financial Highlights
For a share outstanding throughout each period:

	Class R1 Shares						Class S Shares
					For the Period				For the Period
	Six Months				May 1, 2004*		Six Months		May 1, 2006^
	Ended		Year Ended		through		Ended		through
	June 30,		December 31,		December 31,		June 30,		December 31,
	2007		2006	2005	2004		2007		2006
	(unaudited)						(unaudited)
Net Asset Value, Beginning of Period	$32.70		$27.73	$18.36	$14.54		$32.72		$32.55
Income (Loss) from Investment Operations:
Net Investment Income	(0.01)		0.04	0.01	0.03		(0.06	)†	0.07
Net Realized and Unrealized Gain (Loss)
on Investments	6.69		6.65	9.43	3.79		6.65		0.10
Total from Investment Operations	6.68		6.69	9.44	3.82		6.59		0.17
Less:
Dividends from Net Investment Income	(0.05)		(0.02)	(0.07)	—		(0.05)		—
Distributions from Net Realized Capital Gains	(4.39)		(1.70)		—		(4.39)		—
Total Dividends and Distributions	(4.44)		(1.72)	(0.07)	—		(4.44)		—
Redemption Fees	—	(c)	— (c)	— (c)	—	(c)	—	(c)	—	(c)
Net Asset Value, End of Period	$34.94		$32.70	$27.73	$18.36		$34.87		$32.72
Total Return (a)	23.31	%(e)	24.49%	51.61%	26.27	%(e)	23.02	%(e)	0.49	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$110,718		$89,949	$84,113	$25,952		$416		$92
Ratio of Gross Expenses to Average Net Assets	1.05	%(d)	1.15%	1.19%	1.32	%(d)	10.48	%(d)	11.91	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.05	%(d)	1.15%	1.19%	1.24	%(d)	1.20	%(d)	1.20	%(d)
Ratio of Net Investment Income (Loss) to
Average Net Assets	(0.09	)%(d)	0.14%	(0.06)%	0.39	%(d)	(0.24	)%(d)	0.61	%(d)
Portfolio Turnover Rate	53	%(e)	78%	52%	60%		53	%(e)	78%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvest- ment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemp- tion of Fund shares.

(b)	Excluding interest expense, the ratio would be 1.14% for the Class R1 Shares for the year ending December 31, 2006. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.

(c)	Amount represents less than $0.005 per share.

(d)	Annualized

(e)	Not annualized

*	Inception date of Class R1 Shares.

^	Inception date of Class S Shares.

†	Calculated using shares outstanding at monthend.

See Notes to Financial Statements

Worldwide Hard Assets Fund

Notes To Financial Statements
June 30, 2007 (unaudited)

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Hard Assets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers three classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund, Class R1 Shares that became available for purchase on May 1, 2004 and Class S Shares that became available for purchase on May 1, 2006. The three classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days and Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Use of Derivative Instruments

Option Contracts—The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

Worldwide Hard Assets Fund

Notes To Financial Statements (continued)

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Transactions in call options written for the six months ended June 30,2007 were as follows:

	Number
	of
	Contracts	Premiums
Options outstanding at beginning of period	57	$ 11,229
Options written	4,348	865,783
Options exercised	(3,029)	(483,938)
Options expired	(658)	(262,099)

Options outstanding at end of period	718	$130,975

Futures Contracts—The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit (“initial margin”) as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the fund is required to make additional margin payments (“variation margin”) to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying instrument and interest rates. Realized gains and losses from futures contracts are reported separately. There were no futures contracts outstanding at June 30, 2007.

Structured Notes—The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the counterparty of the security with respect to both principal and interest. The Fund had no outstanding structured notes at June 30, 2007.

G. Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Schedule of Investments.”

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. The Adviser agreed to assume expenses exceeding 1.20% of average daily net assets except interest, taxes, and extraordinary expenses for the period May 1, 2007 through April 30, 2008. For the six months ended June 30, 2007, the Adviser assumed expenses in the amount of $9,407. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Distribution/12b-1 Plan—The Fund and Van Eck Securities Corporation (the “Distributor”) are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.15% of the Class S average daily net assets.

Note 5—Investments—For the six months ended June 30, 2007, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $492,709,692 and $418,970,041, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2007 was $803,709,289 and net unrealized appreciation aggregated $214,542,629 of which $217,449,323 related to appreciated securities and $2,906,694 related to depreciated securities.

Worldwide Hard Assets Fund

Notes To Financial Statements (continued)

The tax character of dividends and distributions paid to shareholders were as follows:

	During the Six	During the
	Months Ended	Year Ended
	June 30, 2007	December 31, 2006
Ordinary income	$29,648,994	$11,326,361
Long term capital gains	67,897,956	21,843,695
Total	$97,546,950	$33,170,056

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At June 30, 2007, the aggregate shareholder accounts of three insurance companies own approximately 61%, 20% and 7% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares. Additionally, one insurance company owns approximately 100% of the outstanding Class S Shares.

Note 8—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 9—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2007, the Fund had no forward foreign currency contracts outstanding.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Equity Swap—The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty.Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At June 30, 2007, the Fund had no outstanding equity swaps.

Note 12—Commodity Swap—The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap’s notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At June 30, 2007, the Fund had no outstanding commodity swaps.

Worldwide Hard Assets Fund

Notes To Financial Statements (continued)

Note 13—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2007, the Fund borrowed under this Facility. The average daily balance during the 25 day period during which the loan was outstanding amounted to $3,963,040 and the weighted average interest rate was 5.98% . At June 30, 2007, there were no outstanding borrowings by the Fund under the Facility.

Note 14—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 15—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. At June 30, 2007, market value of securities loaned was $112,543,308, and the related collateral for securities loaned was $116,669,139.

Note 16—New Accounting Policy—In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Note 17—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Van Eck Worldwide Insurance Trust

Worldwide Bond Fund

Worldwide Emerging Markets Fund

Worldwide Hard Assets Fund

Worldwide Real Estate Fund

Approval of Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Funds’ Adviser (the “Adviser”), throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on May 30 and 31, 2007 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

  Information about the overall organization of the Adviser and the Adviser’s short-term and long- term business plan with respect to its mutual fund operations;

  The Adviser’s consolidated financial statements for the past three fiscal years;

  A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

  Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

  An independently prepared report comparing the management fees and non-investment management expenses of each Fund during its fiscal year ended December 31, 2006 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

  An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2006 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

  An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

  Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

  Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

  Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

  Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Funds to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission (“SEC”); (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Board considered the fact that the Adviser had received in 2004 a Wells Notice from the SEC, as well as a request for information from the Office of the New York State Attorney General (“NYAG”), in connection with on-going investigations concerning market timing and related matters. The Board determined that the Adviser continues to cooperate with the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board considered the specific factors set forth below. The Board concluded, with respect to each Fund, that the

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

performance of the Fund is satisfactory, and that the management fee charged to, and the total expense ratio of, the Fund are reasonable. In reaching its conclusions the Board took specific note of the following information with respect to each Fund:

Worldwide Bond Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average for the annualized one-, four-, and five-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s expense ratio, although higher than the median for its Peer Group, is not unreasonable in view of the relatively small size of the Fund and the nature of the global investment strategy used to pursue the Fund’s objective.

Worldwide Emerging Markets Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s overall management fee and expense ratio, net of fee waivers, were lower than the median for its Peer Group.

Worldwide Hard Assets Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s expense ratio is higher than the median for its Peer Group, but within the range of expense ratios for its Peer Group.

Worldwide Real Estate Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized two-, three- and four-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; (3) the Fund’s overall management fee during 2006, net of fee waivers, was lower than the median for its Peer Group; and (4) the Fund’s expense ratio, net of fee waivers, was within the range of expense ratios for its Peer Group.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee levels reflect these economies of scale for the benefit of shareholders. The Board concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that, with respect to each of Worldwide Emerging Markets Fund and Worldwide Real Estate Fund, the Adviser does not currently, and is unlikely in the foreseeable future to, realize material benefits from economies of scale and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

Investment Adviser: Distributor:	Van Eck Associates Corporation Van Eck Securities Corporation 99 Park Avenue, New York, NY 10016 www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date August 28, 2007
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        -------------------------
Date August 28, 2007
     ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date August 28, 2007
     ---------------